Morgan Stanley Quality Municipal Investment Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            04/25/     -     $97.75 $2,050,0  5,000,   0.24%   1.36   Merrill
 State of     03             Variou    00,      000             %     Lynch &
California                     s       000                            Co, Bear
 Various                                                             Stearns &
 Purpose                                                             Co Inc, EJ
 General                                                             De La Rosa
Obligation                                                           & Co Inc,
  Bonds                                                               Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                       ed, AG
                                                                      Edwards,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                     LLC, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                       Paine
                                                                       Webber
                                                                     Inc, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                      LLC and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt






            05/01/     -     $103.1 $1,457,7  5,000,   0.34%   1.36
Cities of     03               9       00,      000             %
Dallas and                   Variou    000
   Fort                        s                                     JP Morgan,
  Worth,                                                               Morgan
  Texas                                                               Stanley,
(Dallas/Fo                                                            Estrada
 rt Worth                                                            Hinojosa &
Internatio                                                            Company
   nal                                                                Inc, MR
 Airport                                                               Beal &
  Joint                                                               Company,
 Revenue                                                              RBC Dain
  Bonds,                                                              Rauscher
  Series                                                                Inc,
  2003A)                                                              Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     Apex/Pryor
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Co Inc,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Southwest
                                                                     Securities


  South
 Carolina                                                             Goldman
  Public                                                              Sachs &
 Service    05/23/     -     $105.7 $335,030  3,000,   0.90%   0.81   Co, Bear
Authority,    03               6      ,000      000             %    Stearns &
 Revenue                     Variou                                   Co Inc,
Obligation                     s                                     Citigroup
  s 2003                                                             and Morgan
Refunding                                                             Stanley
 Series A


New Jersey                                                             Morgan
 Turnpike                                                             Stanley,
Authority,  06/27/     -     $105.3 $1,528,9  5,000,   0.33%   1.44     Bear
 Turnpike     03               8       90,      000             %    Stearns &
 Revenue                     Variou    000                            Co Inc,
  Bonds                        s                                     Citigroup
 (Series                                                               Global
 2003 A)                                                              Markets
                                                                        Inc,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                     n, Advest
                                                                        Inc,
                                                                       Bergen
                                                                      Capital
                                                                        Inc,
                                                                     Blaylock &
                                                                      Partners
                                                                        LP,
                                                                      Eltekon
                                                                     Securities
                                                                     LLC, First
                                                                      American
                                                                     Municipals
                                                                      Inc, The
                                                                     GMS Group
                                                                        LLC,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                     JB Hanauer
                                                                     & Co, Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company
                                                                        PNC
                                                                      Capital
                                                                      Markets,
                                                                       Powell
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Inc, Ryan
                                                                     Beck & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Sturdivant
                                                                      & Co Inc



San Diego                                                             Banc of
 Unified                                                              America
  School                                                             Securities
 District                                                               LLC,
   2003     08/07/     -     $98.46 $349,993  3,300,   0.94%   0.95  Citigroup,
 General      03             Variou   ,599      000             %     Merrill
Obligation                     s                                      Lynch &
  Bonds                                                              Co, Morgan
(Election                                                            Stanley &
 of 1998,                                                                Co
Series E)                                                            Incorporat
                                                                       ed, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, LOOP
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                     Ramirez &
                                                                       Co Inc


  State                                                                 Bear
  Public                                                             Stearns &
  School                                                              Co Inc,
 Building                                                              Janney
Authority                                                            Montgomery
(Commonwea                                                           Scott LLC,
  lth of    08/13/  6,041,   $97.35 $588,140  2,000,   0.34%   0.57   Arthurs
Pennsylvan    03      499             ,000      000             %    Lestrange
ia) School                                                           & Company
  Lease                                                              Inc, Banc
 Revenue                                                                One
Bonds (The                                                            Capital
  School                                                              Markets
 District                                                               Inc,
    of                                                                Commerce
Philadelph                                                            Capital
    ia                                                                Markets
 Project)                                                               Inc,
Series of                                                              Morgan
   2003                                                               Stanley,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                        LLC,
                                                                      Wachovia
                                                                      Bank NA,
                                                                        Iron
                                                                      Capital
                                                                      Markets
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company
                                                                        Inc,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                      Inc and
                                                                       Valley
                                                                       Forge
                                                                       Asset
                                                                     Management
                                                                        Corp